INVESCO Industrial Income Fund, Inc.

                 Supplement to Prospectus dated November 1, 1997

         The Section of the above Fund's Prospectus entitled "Investment Policies and Risks--Debt Securities" is amended to (1) delete the third paragraph, and (2) substitute the following paragraph in its place:

                  For the fiscal year ended June 30, 1997, the following percentages of the Fund's total net assets were invested in corporate bonds rated investment grade by Moody's or S&P at the time they were purchased: Aaa--0.00%; Aa--0.05%; A-- 0.48%; and Baa--1.33%, and the
         following percentages were invested in corporate bonds rated below investment grade at the time of purchase: Ba--2.64%; B--4.00%; C--0.38%; and D--0.00%. Finally, 0.23% of total net assets were invested in unrated corporate bonds. All of these percentages were determined on a dollar-weighted basis, calculated by averaging the Fund's month-end portfolio holdings during the fiscal year. Keep in mind that the Fund's holdings are actively traded, and bond ratings are occasionally adjusted by ratings services, so these figures do not represent the Fund's actual holdings or quality ratings as of June 30, 1997.

The date of this Supplement is December 8, 1997.